Exhibit 99.2
2008 Auto Analysts of New York Conference Detroit Auto Show January 16, 2008

Forward Looking Statements This presentation contains forward-looking statements with respect to our financial condition and business. All statements other than statements of historical fact made in this press release are forward-looking. Such forward-looking statements include, among others, those statements including the words "expect," "anticipate," "intend," believe," and similar language. These forward-looking statements involve certain risks and uncertainties. Our actual results may differ significantly from those projected in the forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others: (1) competitive pressure in our industry; (2) fluctuations in the price of steel, aluminum, and other raw materials; (3) changes in general economic conditions; (4) our dependence on the automotive industry (which has historically been cyclical) and on a small number of major customers for the majority of our sales; (5) pricing pressure from automotive industry customers and the potential for re-sourcing of business to lower-cost providers; (6) changes in the financial markets or our debt ratings affecting our financial structure and our cost of capital and borrowed money; (7) the uncertainties inherent in international operations and foreign currency fluctuations; (8) our ability to divest non-core assets and businesses and (9) the risks described in our most recent Annual Report on Form 10-K and our periodic statements filed with the Securities and Exchange Commission.

Agenda Company Overview Curt Clawson - President, CEO and Chairman of the Board Financial Review Jim Yost - Executive Vice President and Chief Financial Officer

Our Vision BE A PREMIER AUTOMOTIVE SUPPLIER Be the lowest cost producer Have the best people in the industry Grow through maximizing our customer satisfaction

Our Strategy Aggressive Cost Reductions Focus on Six Sigma and Lean Manufacturing and drive productivity improvements Invest in the Right Customers Focus on customer diversification Invest in the Right Geography Focus on cost effective locations with strong local and export opportunities Invest in the Right Products Focus on product leadership and growth prospects

Right Geography Sales by Region 2004-2007 Significant reduction in North America with strong international growth 2007 Sales Estimate $2.1 Billion USD 2004 Sales * $2.2 Billion USD * Includes Discontinued Operations

Right Geography Growing in the Right Regions Strong projected market growth from 2007 to 2009 in our expansion regions* India - 68% Czech - 22% Thailand - 23% Turkey - 15% Brazil - 16% Steel Aluminum Powertrain License Agreement Strong geographic and product diversity * Note: Market growth from CSM 11/07 Geographic Coverage Sites - 20 Countries - 12 Wheel production of 60M units in 2007 Global Presence Right Locations Mfg. Sites

Right Geography Summary Movement 2007 - 2012 Alignment set for the future Russia and India developing even faster than predicted China development seems confirmed but so does overcapacity and local price pressure U.S. remains a huge market, but in a state of flux Comments Countries Growing in Vehicle Production Unit and % change from '07 * +65% HLI operations +76% +149% +38% +63% +37% +6% +21% +62% +6% +65% +135% +77% +2% +24% +11% +29% +23% 4.419 +52% HLI is well aligned with growth markets 2.745 * Note: Market growth from CSM 11/07

Right Geography Leading Market Positions North America Steel Wheels #1 Cast Aluminum Wheels #4 Commercial Highway Wheels #2 Intake Manifolds #1 Worldwide Steel Wheels #1 Cast Aluminum Wheels #3 Europe Steel Wheels #1 Cast Aluminum Wheels #3 Commercial Highway Wheels #1 South America Steel Wheels #2 Cast Aluminum Wheels #2 Commercial Highway Wheels #2 (a) Excludes production by OEMs. Product Market Position Product Market Position

Right Geography Competitive Landscape by Region HLI has the only global footprint in light vehicle and commercial wheels Wheel Products Key Light Vehicle Aluminum Light Vehicle Steel Commercial Vehicle Very few competitors have presence in multiple regions

Our Strategy Aggressive Cost Reductions Focus on Six Sigma and Lean Manufacturing and drive productivity improvements Invest in the Right Customers Focus on customer diversification Invest in the Right Geography Focus on cost effective locations with strong local and export opportunities Invest in the Right Products Focus on product leadership and growth prospects

Right Customers Sales by Customer 2007 Estimate Significant reduction in exposure to US domestic OEMs 2004 *Ford, GM, Chrysler LLC

Right Customers 2007 Projected Wheel Sales @ 50% USA @ 30% USA @ 18% USA Global Sales by Customer (12 Manufacturing Countries) We have a diversified geographic and customer mix Customer - Protects us from specific customer production variability Geography - Balances exposure to regional economic fluctuations Product - Allows us to be in different segments to minimize variability Why this is important

Right Customers
Top Platforms

HAYES LEMMERZ INTERNATIONAL, INC.

Top 15 Platforms

OEM	NAMEPLATE	REGION
Toyota	Hilux/Fortuner	SA/Asia
Honda	Civic	EU/SA/NA
GM	Silverado	NA
Ford	Fusion	EU/SA/NA
Fiat/GM	Corsa/Punto	EU
Ford	Focus	EU
Nissan	Altima/Maxima	NA
VW	Polo/Fabia	EU
GM	Astra/Zafira	EU/SA/NA
Ford	Freelander	EU
VW	Golf/Octavia	EU
Fiat	Bravo	EU
Toyota	Highlander	NA
GM	Savannah	NA
Ford	F Series	NA

SA = South America; EU = Europe; NA = North America

% of Sales


Top 15 Platforms, 30%
Other Platforms 70%

- No platform greater than 5% of total revenue
- Over 200 platforms worldwide

Diverse portfolio – on over 200 platforms worldwide

14

Right Customers 2007 Key Business Wins - Wheels Total Q3 YTD wins of over $350M *SA = South America; EU = Europe; NA = North America

Our Strategy Aggressive Cost Reductions Focus on Six Sigma and Lean Manufacturing and drive productivity improvements Invest in the Right Customers Focus on customer diversification Invest in the Right Geography Focus on cost effective locations with strong local and export opportunities Invest in the Right Products Focus on product leadership and growth prospects

Right Products Divesting Non-Core Business Hubs and Drums Brake Controllers Suspension business MGG Wabash Brakes business Divestitures 2004-2007 Why we sold these businesses Focus on extending lead in global wheel business Reduce dependence on North America Achieve financial targets Revenue of divestitures worth $0.7 billion in 2004 Focusing on the core business - wheels

Right Products Sales by Segment A wheels-focused company Global Wheels Segments Light Vehicle Steel = 37% Light Vehicle Aluminum = 36% Commercial Truck = 27% Other Global Wheels 2004 4 96 2007 Estimate 2004 Balanced product segments Sales $2.2 Billion Projected Sales $2.1 Billion Other Global Wheels 2004 36 64

VersaStyle wheel Cast aluminum truck wheels Plastic clads on aluminum wheels Bright machined aluminum wheels PRODUCT TECHNOLOGY Right Products Technological Innovation Wide base truck wheels High strength lighter weight truck wheels Large diameter aluminum wheels

Right Products Product Innovation - Light Vehicle Steel Wheel Patented technology Styling flexibility Large vent area for spoke look Mid-point price range "VersaStyle" wheel - looks like aluminum wheel Aluminum Wheel Conventional Steel Wheel

Our Strategy Aggressive Cost Reductions Focus on Six Sigma and Lean Manufacturing and drive productivity improvements Invest in the Right Customers Focus on customer diversification Invest in the Right Geography Focus on cost effective locations with strong local and export opportunities Invest in the Right Products Focus on product leadership and growth prospects

Aggressive Cost Reductions Ongoing Business Improvements Closed high cost plants Huntington (NA) - 2006 LaMirada (NA) - 2005 Howell (NA) - 2005 Campiglione (WE) - 2005 Restructured wheels business unit Consolidated International and North American Wheels Restructured U.S. employee compensation Productivity Driving operational excellence to all levels of the organization Gaining savings in labor cost / wheel in leading cost regions Improving Cost Structure Striving to be the low cost wheel manufacturer in our markets Many actions taken to support the EBITDA growth from 2005 to 2007

Aggressive Cost Reductions Productivity in the Wheel Business Productivity allows business to offset givebacks and economics Sales per employee up 30% - in addition to the change to leading cost regions Good productivity as we drive savings at all levels of the business Sales per Employee YE2004 YE2007 East 197 256 Projected thousands

Summary - Poised to Grow Right Geographic Markets Global strategy is to be where customers are growing Growing presence in leading cost regions Right Customers Reduced exposure to U.S. Big 3 Well balanced customer portfolio Right Products Divestiture of non-core assets to focus resources Focus on core wheel business Product leadership through technology and innovation Right Costs Seize and maintain cost leadership in wheels

Financial Review

Execute Operating Plan Third Quarter Financial Highlights Sales of $555M - increase of $92M or 20% Volume up $38M Strong international volumes Global manufacturing footprint and diverse platform mix offsetting weak North American market Earnings from Ops, Excl. Impairments of $22M - increase of $11M Continue to divest less profitable, non-core businesses Core business profitable and improving Recorded $50M of impairments Free Cash Flow1 of $27M - increase of $26M Cash from Operations, excluding A/R programs, improved by $34M Higher capital expenditures due to expansions in leading-cost regions On track for positive free cash flow in 2007 Liquidity of $229M - increase of $71M Increase of $34M from July 31, 2007 Balance sheet restructuring provided $80M additional liquidity Increase of $100M from January 31, 2007 1 Excludes securitization and factoring programs

Fiscal 2007 vs. Fiscal 2006 Financial Summary1 1 2006 financials have been adjusted to reflect Suspension, MGG, and Brakes as discontinued operations. Please see the appendix for the quarterly 2006 financials, adjusted to reflect these businesses as discontinued operations. 2 Please refer to the appendix for a reconciliation of this non-GAAP financial measure. 3 Includes discontinued operations ($ in millions) ($ in millions) Excluding Brakes

Liquidity Liquidity improvement of $100M or 78% Liquidity improvement of $100M or 78% ($ Millions) Does not include Brake proceeds of $58M

Capital Structure Capital Structure Debt Maturities ($ in millions) ($ in millions) No significant debt maturities until 2014 2007 2008 2009 2010 2011-2015 *2007 excludes debt maturity of $29M German A/R program, which we expect to renew annually. *Excludes pre-payments Ideal execution & timing on debt refinancing in May '07 Ideal execution & timing on debt refinancing in May '07

Adjusted EBITDA Continuing Ops 2005-2007 ($ in millions) $139M $185M $200M - $210M 12% 22%-28% $189M $156M Improving profitability from continuing operations $190M - $200M Brakes Brakes Brakes - $10M MGG MGG Hubs & Drums Suspension Suspension Continuing Ops Continuing Ops Continuing Ops Guidance range

2007 Outlook Summary Continued strong Global Wheel performance Operating plan is on track Financial Outlook Consistent with prior guidance adjusted for the sale of Brakes: On track to achieve 2007 goals Business investing $40+M in growth and expansion projects

Investment Highlights Global Market Leader #1 or #2 in most markets and product segments Low Cost Provider Multiple facilities in countries with low production costs Material cost pass through / recovery Leveraging fixed cost infrastructure while expanding the business Diversified Revenue Stream Broad customer base in all regions of the world Reduced exposure to OEMs in North America Diversified product offerings, end markets and platforms Global Technology Innovator Full product process capabilities Production capabilities for larger wheels Strong Financial Position Deleveraging with rights offering; Net Leverage of 2.8x as of October 31, 2007 Liquidity position is strong as of October 31, 2007 and $100M better than last year at this time No significant debt maturities for 6 years Experienced Leadership Team in Place Significant automotive and best manufacturing practices experience Successful execution of restructuring plan Focused on core business

Appendix

Q3 2007 VS Q3 2006 Free Cash Flow ($ in millions) 1 Please refer to the appendix for an explanation of why the Company's management believes this financial measure provides useful information to investors. Excluding Brakes

Non-GAAP Financial Information Adjusted EBITDA1 1 Please refer to the appendix for an explanation of why the Company's management believes this financial measure provides useful information to investors. ($ in millions)

2006 Financials by Quarter The following financials have been updated to reflect suspension, MGG, and brakes as discontinued operations: ($ in millions)

2007 Financials by Quarter The following financials have been updated to reflect suspension, MGG, and brakes as discontinued operations: ($ in millions)

Financial Measures Adjusted EBITDA: EBITDA, a measure used by management to measure operating performance, is defined as earnings from operations plus depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted to exclude: (i) asset impairment losses and other restructuring charges; (ii) reorganization items; and (iii) other items. We reference these non-GAAP financial measures as a management group frequently in our decision making because they provide supplemental information that facilitates internal comparisons to historical operating performance of prior periods and external comparisons to competitors' historical operating performance. Institutional investors generally look to Adjusted EBITDA in measuring performance, among other things. We use Adjusted EBITDA to facilitate quantification of planned business activities and enhance subsequent follow-up with comparisons of actual to planned Adjusted EBITDA. We are disclosing these non-GAAP financial measures in order to provide transparency to investors. Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to earnings from operations as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because not all companies use identical calculations, these presentations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, Adjusted EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements.

Non-GAAP Financial Measures Free Cash Flow: Free cash flow is used by management as a non-GAAP financial measure because it identifies the amount of cash available to meet principal debt amortization requirements or make corporate investments.